UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2010

CH ENERGY GROUP, INC.
CENTRAL HUDSON GAS & ELECTRIC CORPORATION
(Exact name of Registrants as specified in its charter)

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	IRS Employer Identification No.

0-30512	CH Energy Group, Inc.	14-1804460
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4839
(845) 452-2000

1-3268	Central Hudson Gas & Electric Corporation	14-0555980
(Incorporated in New York)
284 South Avenue
Poughkeepsie, NY 12601-4839
(845) 452-2000

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On August 6, 2010, Central Hudson Gas & Electric Corporation (the “Company”) entered into a Note Purchase Agreement, dated as of August 6, 2010 (the “Note Purchase Agreement”), among the Company and the purchasers of the Company’s 4.30% Senior Notes, Series A, due September 21, 2020 (the “Series A Notes”) and the Company’s 5.64% Senior Notes, Series B, due September 21, 2040 (the “Series B Notes” and, collectively with the Series A Notes, the “Notes”).  The Note Purchase Agreement provides that on September 21, 2010, the Company will issue and sell, in a private placement exempt from registration under the Securities Act of 1933, as amended, $16,000,000 in principal amount of the Series A Notes and $24,000,000 in principal amount of the Series B Notes.  The Series A Notes will bear interest at the rate of 4.30% per annum, payable semi-annually, and will mature on September 21, 2020.  The Series B Notes will bear interest at the rate of 5.64% per annum, payable semi-annually, and will mature on September 21, 2040.  The Notes are unsecured.  The Company will use the proceeds from the sale of the Notes to refund maturing long-term debt, refinance short-term debt and for general corporate purposes.

The foregoing descriptions of the Note Purchase Agreement and the Notes are qualified in their entirety by reference to the Note Purchase Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

    (d) Exhibits.  The following are filed as exhibits to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

       10.1  Note Purchase Agreement, dated as of August 6, 2010, among the Company and the purchasers of its 4.30% Senior Notes, Series A, due September 21, 2020 and its 5.64% Senior Notes, Series B, due September 21, 2040.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: August 9, 2010	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President Accounting and Controller

CENTRAL HUDSON GAS & ELECTRIC CORPORATION

By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Controller

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Note Purchase Agreement, dated as of August 6, 2010, among the Company and the purchasers of its 4.30% Senior Notes, Series A, due September 21, 2020 and its 5.64% Senior Notes, Series B, due September 21, 2040.